                                                           EXHIBIT 10.14


                                    ASSIGNMENT

    THIS ASSIGNMENT is made this 30th day of May, 1997, by and between WOLF MOUNTAIN RESORTS, L.C., a Utah limited liability company with a principal place of business in Park City, Utah ("Wolf Mountain"), and ASC Utah, a Maine corporation with a principal place of business in Newry, Maine.

                                    WITNESSETH

    WHEREAS, on or about January 28, 1997, Wolf Mountain and Harry P. Condas, John P. Condas, George P. Condas, Tessie P. Condas, Margarita C. Ellis, and Jack W. Ellis (collectively "Condas") entered into an Irrevocable Option and Real Estate Purchase Agreement Upon Exercise of Option (the "Agreement"), a copy of which is attached as Exhibit A and is incorporated herein by reference, pursuant to which Wolf Mountain purchased the irrevocable option to purchase certain real property as described in the Agreement; and

    WHEREAS, on or about May 27, 1997, Wolf Mountain and Condas entered into a Modification of Irrevocable Option and Real Estate Purchase Agreement Upon Exercise of Option Dated January 28, 1997 (the "Modification"), a copy of which is attached hereto as Exhibit B and the terms of which are incorporated herein by reference, pursuant to which the parties extended the date upon which the option referred to in the Agreement may be exercised and modified certain other terms of the Agreement; and

    WHEREAS, Wolf Mountain desires to assign its rights under the Agreement and the Modification to ASC.

    NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, Wolf Mountain and ASC Utah hereby agree as follows:

1. Wolf Mountain hereby assigns and transfers to ASC all of Wolf Mountain's right, title, and interest in and to the option to purchase from Condas the real property described in the Agreement ("Option"). Upon the closing of the transaction contemplated by the Purchase and Sale Agreement between ASC Utah and Wolf dated May 30,1997, ASC shall pay to Wolf the amount of $100,000 to reimburse it for the initial deposit made by Wolf under the Condas Option.

2. In the event that Wolf Mountain and ASC Utah do not consummate the transaction contemplated in the Letter of Intent between those parties executed April 9, 1997, or some other transaction pursuant to which American Skiing Company acquires an interest in or control over the Wolf Mountain Ski Resort on or before July 31, 1997, then Wolf Mountain shall repurchase the Option and ASC's interest in the escrow agreement contemplated by the Modification within 15 business days following demand by ASC for a purchase price equal to $900,000.

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3.  Wolf Mountain's obligation to repurchase the option set forth in Section
    3 above is hereby personally guaranteed in full by Michael A. Baker.

      IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the date first set forth above.


                                        WOLF MOUNTAIN RESORTS, L.C.



                                        By: /s/ Kenneth Griswald
                                           -------------------------
                                            Its: Managing Member

                                        ASC UTAH



                                        By: /s/ Christopher E. Howard
                                           --------------------------
                                                 Christopher E. Howard
                                            Its: Chief Administrative Officer




STATE OF UTAH
COUNTY OF SUMMIT, SS

    On the 30th day of May, 1997, personally appeared before me Kenneth Griswald and made oath that he is the Managing Member of Wolf Mountain Resorts, L.C., a Utah limited liability company, and that the foregoing instrument was signed by him on behalf of said limited liability company by authority of its Operating Agreement.

                                          /s/ Susan L. Tolliver
                                          ----------------------------
                                          NOTARY PUBLIC
                                          Residing at: Park City, Utah
                                                       ---------------


My Commission expires:

June 7, 2000
                                             [SEAL] Notary Public
                                                   SUSAN L. TOLLIVER
                                                 1745 Sidewinder Drive
                                                     P.O. Box 1814
                                                 Park City, Utah 84068
                                                 My Commission Expires
                                                      June 7, 2000
                                                     State of Utah

STATE OF UTAH
COUNTY OF SUMMIT, SS

    On the 30th day of May, 1997, personally appeared before me Christopher
E. Howard and made oath that he is the Chief Administrative Officer of ASC Utah, a Maine corporation, and that the foregoing instrument was signed by him on behalf of said limited liability company by authority of its bylaws.


                                              /s/ Susan L. Tolliver
                                             -------------------------
                                             NOTARY PUBLIC
                                             Residing at: Park City, Utah
                                                          ---------------

My Commission expires:

June 7, 2000

                                             [SEAL] Notary Public
                                                   SUSAN L. TOLLIVER
                                                 1745 Sidewinder Drive
                                                     P.O. Box 1814
                                                 Park City, Utah 84068
                                                 My Commission Expires
                                                      June 7, 2000
                                                     State of Utah